Ameritas Life Insurance Corp. of New York

("Ameritas Life of NY")

Ameritas Life of NY Separate Account VUL and

Ameritas Life of NY Separate Account VA

("Separate Accounts")

Supplement to:

Overture Encore! II,

Overture Annuity III-Plus, Overture Acclaim! and Overture Accent!

Prospectuses Dated May 1, 2012

and Statements of Additional Information

Supplement Dated November 22, 2016

Ameritas Life has been advised that on October 20, 2016, Calvert Investment Management, Inc. and Ameritas Holding Company, both affiliates of Ameritas Life, entered into an asset purchase agreement with Eaton Vance Management ("Eaton Vance"), a newly formed subsidiary of Eaton Vance to operate as Calvert Research and Management ("New Calvert"), and other parties, pursuant to which New Calvert has agreed to acquire the business assets of Calvert Investment Management, Inc. Completion of the transaction is subject to shareholder approvals of new investment advisory agreements, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.

Please see the Portfolio prospectus, as revised, for more information.

 All other provisions of your Policy remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp. of New York.

If you do not have a current prospectus, please contact Ameritas Life of NY at 877-280-6110.

IN 2071 NY 11-16